Exhibit 3.2

Number: BC1444838

CERTIFICATE

OF

INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that GRAFITI HOLDING INC. was incorporated under the Business Corporations Act on October 17, 2023 at 09:19 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On October 17, 2023

/s/ T.K. SPARKS
T.K. SPARKS
Registrar of Companies
Province of British Columbia
Canada

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies /s/ T.K. SPARKS
T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 6, 2024 11:00 AM Pacific Time

Incorporation Number:	BC1444838

Recognition Date and Time: Incorporated on October 17, 2023 09:19 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

DAMON INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 1800 - 510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA	Delivery Address: 1800 - 510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1800 - 510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA	Delivery Address: 1800 - 510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA

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DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Kwong, Dominique

Mailing Address: 1800-510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA	Delivery Address: 1800-510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA

Last Name, First Name, Middle Name:

Figueroa, Melanie

Mailing Address: 1800-510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA	Delivery Address: 1800-510 WEST GEORGIA STREET VANCOUVER BC V6B 0M3 CANADA

Last Name, First Name, Middle Name:

Bhullar, Baljinder

Mailing Address: 704 ALEXANDER STREET VANCOUVER BC V6A 1E3 CANADA	Delivery Address: 704 ALEXANDER STREET VANCOUVER BC V6A 1E3 CANADA

Last Name, First Name, Middle Name:

Tripathi, Shashi

Mailing Address: 21678 CASINO RIDGE ROAD YORBA LINDA CA 92887 UNITED STATES	Delivery Address: 21678 CASINO RIDGE ROAD YORBA LINDA CA 92887 UNITED STATES

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Last Name, First Name, Middle Name:

Sodhi, Karan

Mailing Address:	Delivery Address:
202 - 5171 BRIGHOUSE WAY	202 - 5171 BRIGHOUSE WAY
RICHMOND BC V7C 0A6	RICHMOND BC V7C 0A6
CANADA	CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

November 12, 2024

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2.	No Maximum	Multiple Voting Shares	Without Par Value

With Special Rights or Restrictions attached

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